Other liabilities	12 Months Ended
Dec. 31, 2020
Other liabilities
Other liabilities

20 Other liabilities

	2020	2019
	£m	£m
Lease liabilities (Note 22)	1,698	1,823
Provisions for liabilities and charges	1,852	2,677
Retirement benefit liabilities (Note 5)	121	119
Accruals	990	1,125
Deferred income	361	362
Current tax	63	132
Deferred tax (Note 7)	291	266
Acceptances	272	233
Other liabilities	740	801
	6,388	7,538

	Payment	Other	Litigation
	protection	customer	and other
	insurance(1)	redress	regulatory	Other(2)	Total
Provisions for liabilities and charges	£m	£m	£m	£m	£m
At 1 January	1,156	314	426	781	2,677
Expected credit losses impairment charge	—	—	—	83	83
Currency translation and other movements	—	5	1	(2)	4
Charge to income statement	1	352	120	400	873
Releases to income statement	(277)	(55)	(67)	(178)	(577)
Provisions utilised	(557)	(190)	(115)	(346)	(1,208)
At 31 December	323	426	365	738	1,852

Notes:

(1)	The balance at 31 December 2020 includes provisions held in relation to offers made in 2019 and earlier years of £110 million.
(2)	Materially comprises provisions relating to property closures and restructuring costs.

Critical accounting policy:  Provisions for liabilities

The key judgement is involved in determining whether a present obligation exists. There is often a high degree of uncertainty and judgement is based on the specific facts and circumstances relating to individual events in determining whether there is a present obligation. Judgement is also involved in estimation of the probability, timing and amount of any outflows. Where NatWest Group can look to another party such as an insurer to pay some or all of the expenditure required to settle a provision, any reimbursement is recognised when, and only when, it is virtually certain that it will be received.

Estimates - Provisions are liabilities of uncertain timing or amount and are recognised when there is a present obligation as a result of a past event, the outflow of economic benefit is probable and the outflow can be estimated reliably. Any difference between the final outcome and the amounts provided will affect the reported results in the period when the matter is resolved.

-PPI: The provision reflects the estimated cost of PPI redress attributable to claims prior to the Financial Conduct Authority (FCA) complaint deadline of 29 August 2019. All pre-deadline complaints have been processed which removes complaint volume estimation uncertainty from the provision estimate. NatWest Group continues to conclude remaining bank-identified closure work and conclude cases with the Financial Ombudsmen Service.

-Other customer redress: Provisions reflect the estimated cost of redress attributable to claims where it is determined that a present obligation exists.

-Litigation and other regulatory: NatWest Group is engaged in various legal proceedings, both in the UK and in overseas jurisdictions, including the US. For further information in relation to legal proceedings and discussion of the associated uncertainties, refer to Note 26.

-Other provisions: These materially comprise provisions for onerous contracts and restructuring costs. Onerous contract provisions comprise an estimate of the costs involved with fulfilling the terms and conditions of contracts net of any expected benefits to be received. This includes provision for contractual costs such as rates associated with vacant properties. Redundancy and restructuring provisions comprise the estimated cost of restructuring, including redundancy costs where an obligation exists.

Background information for all material provisions is given in Note 26.